Ex. 99.906Cert.

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

David K. Downes, President, and Paul Giorgio, Treasurer of The Community Reinvestment Act Qualified Investment Fund (the "Registrant"), each certifies to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2005 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ David K. Downes
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David K. Downes
President
___________, 2006



/s/ Paul Giorgio
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Paul Giorgio
Treasurer
___________, 2006


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section ss.1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.